Exhibit 99.1

Company Release – 10/16/2020 06:00AM(ET)

First Citizens BancShares, Inc. and CIT Group Inc. Announce Transformational Partnership to Create a Top-Performing Commercial Bank

-	Merger creates a Top 20 U.S. bank with over $100 billion in assets

-	Creates greater scale to drive growth, improve profitability and enhance stockholder value

-	Financially compelling transaction with targeted earnings per share accretion of +50% with fully phased in cost synergies and targeted tangible book value per share accretion of ~30%

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Brings together complementary strengths with First Citizens’ low-cost retail deposit franchise and full suite of banking products and CIT’s national commercial lending franchise and strong market positions

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Creates diversified deposit strategy with First Citizens’ 550+ retail banking locations in key growth MSAs, including throughout the Southeast, and CIT’s rapidly growing homeowner association business, leading direct bank and complementary Southern California retail branch network

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The combined company expects to be well-positioned to leverage its product portfolio and technology across the franchises and make additional investments in technology to enhance the customer experience

-	Combines experienced management teams with significant integration experience and a shared commitment to a strong culture that serves customers and communities

-	Conservative credit mark and strong capital levels are expected to facilitate additional growth and stockholder-enhancing capital management strategies

RALEIGH, North Carolina and NEW YORK, New York – October 16, 2020 – First Citizens BancShares, Inc. (NASDAQ: FCNCA) (“First Citizens”), the parent company of First-Citizens Bank & Trust Company, and CIT Group Inc. (NYSE: CIT) (“CIT”), the parent company of CIT Bank, N.A., jointly announced today that they have entered into a definitive agreement under which the companies will combine in an all-stock merger of equals to create the 19th largest bank in the United States based on assets.

The transformational partnership will create greater scale to drive growth, improve profitability and enhance stockholder value. The transaction brings together the complementary strengths of First Citizens’ low-cost retail deposit franchise and full suite of banking products with CIT’s national commercial lending expertise and strong market positions. In addition, it creates a more diversified deposit strategy with First Citizens’ 550+ full-service retail banking locations in key growth MSAs, including across the Southeast, and CIT’s rapidly growing homeowner association business, leading direct bank and complementary Southern California retail branch network.

Under the terms of the definitive merger agreement, which was unanimously approved by the Boards of Directors of both companies, CIT stockholders will receive 0.0620 shares of First Citizens class A common stock for each share of CIT common stock they own. First Citizens stockholders will own approximately 61% and CIT stockholders will own approximately 39% of the combined company.

The combined company will operate under the First Citizens name and will trade under the First Citizens ticker symbol FCNCA on the Nasdaq stock market. The combined company will be headquartered in Raleigh, N.C., and will maintain significant operation centers in New York, Pasadena, Omaha, Phoenix, Jacksonville, Fla., New Jersey and Columbia, S.C., among other locations.

Frank Holding, Jr., Chairman and CEO of First Citizens, will retain the same roles at the combined company. Ellen R. Alemany, Chairwoman and CEO of CIT, will assume the role of Vice Chairwoman and play a key role in the merger integration. In addition, she will serve on the Board of Directors of the combined company.

The Board of Directors of the combined company will consist of 14 directors, the current 11 First Citizens Board members and three CIT Board members, including Ms. Alemany.

“This is a transformational partnership for First Citizens and CIT designed to create long-term value for all of our constituents including our stockholders, our customers, our associates and our communities,” said Frank Holding, Jr. “We have long admired CIT’s market-leading commercial business, including their strong market position across multiple asset classes. Under Ellen’s leadership, CIT has made tremendous progress in reducing its cost of funds, enhancing risk management processes and retaining key talent. First Citizens has a long history of delivering strong returns to our stockholders, gathering low-cost deposits and driving strong earnings, which are all supported by an exceptional credit culture, strong capital and excellent risk management. Together, First Citizens and CIT will be able to leverage both companies’ unique attributes to create the 19th largest bank in the country, well-positioned to compete across the United States.”

Ellen R. Alemany, Chairwoman and CEO of CIT, said, “Frank and I have long respected each other’s companies and believe this transaction will accelerate our strategic goals by bringing together the expertise of both banks to create scale, strength and value. I’m proud of the work we have done to transform CIT in recent years to a leading, national commercial bank. This transaction will build on those efforts and more fully unlock the potential in our core franchises. In addition, the strength that is created as a larger U.S. bank will enable greater opportunities for our team, our customers and our communities.”

Financially Compelling Transaction for All Stockholders

Significant Earnings Per Share Accretion and Tangible Book Value Per Share Accretion: The transaction is targeted to deliver in excess of 50% EPS accretion once cost savings are fully phased in. The tangible book value per share accretion is targeted to be in excess of 30% at closing.

Cost Synergies: The companies have identified approximately 10% in targeted pro forma combined noninterest expense savings.

Long-term Stockholder Value Creation and Tangible Book Value Per Share Growth Focus: The combined company expects to continue to emphasize tangible book value growth over time. On a pro forma basis, the combined company targets delivering top-tier operating performance, with a ROTCE of approximately 13%.

Strong Capital and Credit Reserve Levels: The combined company is expected to have in excess of 9.4% Tier I Common Equity at closing. The combined allowance for credit losses will be approximately $1.8 billion in aggregate, representing approximately 2.4% of the loan portfolio. The combined company’s targeted strong capital ratios are designed to support organic growth, additional acquisitions and capital management strategies to enhance stockholder value.

Strategically Compelling for Both Organizations

Enhanced Scale to Drive Growth, Improve Profitability and Enhance Stockholder Value: The pro forma organization, with over $100 billion in assets and over $80 billion in deposits, combines two high-quality companies focused on driving strong, consistent growth and profitability. First Citizens stockholders have enjoyed stock price performance that has exceeded the Nasdaq Bank Index over the last 5-, 10- and 20-year periods. This transaction provides a platform for growth and profitability that is expected to drive stockholder returns for many years into the future.

Combines First Citizens’ Lower Cost Deposit Franchises and CIT’s Market-Leading Nationwide Commercial Franchise: The combined company expects to benefit from the combination of First Citizens’ strong, low-cost deposit base and CIT’s leading nationwide lending platform. CIT’s industry, asset class and capital markets expertise can deliver financing solutions to First Citizens’ strong client base. First Citizens brings a full suite of banking products and services to CIT commercial and retail customers, including deposit, mortgage, auto financing, merchant services, credit and debit cards, wealth management and trust solutions. First Citizens’ strong deposit suite and low-cost funding is targeted to enable the pro forma company to expand its business and compete more effectively with larger competitors. CIT’s HOA business is also expected to continue to be an important low-cost funding source.

Experienced Management Teams with Significant Integration Experience: This merger combines two highly respected management teams operating complementary business lines. Both companies have significant merger integration experience and proven track records of successfully integrating acquisitions to drive stockholder value. First Citizens has been in a continuous merger and integration cycle for the last 10+ years acquiring over 25 companies resulting in superior business performance and stock price performance over this time period. CIT’s three acquisitions since 2014 represent over $30 billion in acquired and integrated assets.

Combined Company Poised For Long-Term Growth: Several of the combined companies’ business lines will be enhanced through this combination. The combined Southern Californian branch and deposit-gathering footprint will be substantially enhanced. The mortgage business is targeted to double in size with attractive growth prospects. Complementary SBA business lines are targeted to significantly increase in scale and present additional opportunities for growth.

Significant Opportunity to Optimize the Balance Sheet and Earnings: Lower funding costs are targeted to enable CIT’s commercial lines to compete more effectively, and a diversified funding mix should enable the combined company to reduce financing costs through improved credit ratings for CIT’s businesses and additional scale and diversification.

Combined Company Laser-Focused on Credit Quality, Capital Adequacy and Risk Management: First Citizens has a long track record of significantly below peer Non-Performing Asset ratios and Net Charge-Off ratios. Both companies have completed extensive due diligence. This transaction provides immediate product and geographic diversification.

Strong Reputation, Robust Customer Relationships and Similar Cultures Reduce Integration Risk: The combined company is designed to leverage the strong reputation of both companies with the goal of delivering strong performance and results for customers, colleagues and communities.

Company Well Positioned for Long-Term Value Creation Due to Stable Low-Cost Deposits, Strong Presence in High-Growth MSAs Nationwide and Online Platform, Providing Diverse Funding Mix: First Citizens’ deposit costs are currently 0.13% and have historically been consistently below peer funding costs. CIT’s direct banking deposit platform offers a unique opportunity to scale online deposits in a cost-efficient manner and its leading homeowner association deposit channel offers additional growth and diversification.

Approval and Timing

The merger is expected to close in the first half of 2021, subject to satisfaction of customary closing conditions, including receipt of regulatory approvals and approval by the stockholders of each company.

Transaction Advisors

Piper Sandler & Co. served as financial advisor to First Citizens, with Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. serving as legal advisor. Keefe, Bruyette & Woods, A Stifel Company, and Morgan Stanley & Co. LLC served as financial advisor to CIT, with Sullivan & Cromwell LLP serving as legal advisor.

Joint Investor Conference Call

There will be a joint conference call to discuss the transaction at 8 a.m. Eastern time today. To listen to the live call, please dial 1-888-317-6003 (U.S.), 1-866-284-3684 (Canada) or 1-412-317-6061 (international) and enter the participant code 7110614.

A link to the live webcast, along with the related presentations, will be available on the investor relations section of each company’s website at ir.cit.com/CorporateProfile and firstcitizens.com/investor-relations.

An audio replay will be available an hour after the conclusion of the call. To access the replay, dial 1-877-344-7529 (U.S.), 1-855-669-9658 (Canada) or 1-412-317-0088 (international) and use access number 10149208. This replay will be available through November 30, 2020.

About First Citizens

First Citizens is the financial holding company for Raleigh, North Carolina-headquartered First Citizens Bank & Trust Company. First-Citizens Bank & Trust Company provides a broad range of financial services to individuals, businesses, professionals and the medical community through branch offices in 19 states, including digital banking, mobile banking, ATMs and telephone banking. As of June 30, 2020, First Citizens had total assets of $47.9 billion. For more information, visit First Citizens’ website at firstcitizens.com. First Citizens Bank. Forever First®.

About CIT

CIT is a leading national bank focused on empowering businesses and personal savers with the financial agility to navigate their goals. CIT Group Inc. (NYSE: CIT) is a financial holding company with over a century of experience and operates a principal bank subsidiary, CIT Bank, N.A. (Member FDIC, Equal Housing Lender). CIT’s commercial banking segment includes commercial financing, community association banking, middle market banking, equipment and vendor financing, factoring, railcar financing, treasury and payments services, and capital markets and asset management. CIT’s consumer banking segment includes a national direct bank and regional branch network. As of June 30, 2020, CIT had total assets of $61.7 billion. Discover more at cit.com/about.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of First Citizens and CIT. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on First Citizens’ and CIT’s current expectations and assumptions regarding First Citizens’ and CIT’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect First Citizens’ and/or CIT’s future financial results and performance and could cause the actual results, performance or achievements of First Citizens and/or CIT to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed merger may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where First Citizens and CIT do business, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed merger and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Citizens and CIT, (4) the risk that the integration of First Citizens’ and CIT’s operations will be materially delayed or will be more costly or difficult than expected or that First Citizens and CIT are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the stockholders of First Citizens and/or CIT, (6) the outcome of any legal proceedings that may be instituted against First Citizens and/or CIT, (7) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of First Citizens’ and/or CIT’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed merger, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by First Citizens’ issuance of additional shares of its capital stock in connection with the proposed merger, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of CIT and/or First Citizens including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (15) the impact of the global COVID-19 pandemic on First Citizens’ and/or CIT’s businesses, the ability to complete the proposed merger and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of First Citizens and CIT disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding First Citizens, CIT and factors which could affect the forward-looking statements contained herein can be found in First Citizens’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020, and its other filings with the Securities and Exchange Commission (the “SEC”), and in CIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020, and its other filings with the SEC.

Important Information about the Merger and Where to Find It

First Citizens intends to file a registration statement on Form S-4 with the SEC to register the shares of First Citizens’ capital stock that will be issued to CIT’s stockholders in connection with the proposed transaction. The registration statement will include a joint proxy statement of First Citizens and CIT that also constitutes a prospectus of First Citizens. The definitive joint proxy statement/prospectus will be sent to the stockholders of First Citizens and CIT seeking their approval of the proposed merger and the issuance of First Citizens shares in the proposed merger.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE (AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING FIRST CITIZENS, CIT, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by First Citizens or CIT through the website maintained by the SEC at http://www.sec.gov or from First Citizens at its website, www.firstcitizens.com, or from CIT at its website, www.cit.com. Documents filed with the SEC by First Citizens will be available free of charge by accessing the “Newsroom” page of First Citizens’ website at www.firstcitizens.com or, alternatively, by directing a request by telephone or mail to First Citizens BancShares, Inc., Mail Code: FCC-22, PO Box 27131, Raleigh, North Carolina 27611-7131, (919) 716-7000, and documents filed with the SEC by CIT will be available free of charge by accessing CIT’s website at www.cit.com under the tab “About Us,” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to CIT Group Inc., One CIT Drive, Livingston, New Jersey 07039, (866) 542-4847.

Participants in Solicitation

First Citizens, CIT, and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of each of First Citizens and CIT in connection with the proposed merger under the rules of the SEC. Certain information regarding the interests of the directors and executive officers of First Citizens and CIT and other persons who may be deemed participants in the solicitation of the stockholders of First Citizens or of CIT in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the proposed merger, which will be filed with the SEC. Additional information about First Citizens, the directors and executive officers of First Citizens and their ownership of First Citizens common stock can also be found in First Citizens’ definitive proxy statement in connection with its 2020 annual meeting of stockholders, as filed with the SEC on February 26, 2020, and other documents subsequently filed by First Citizens with the SEC. Additional information about CIT, the directors and executive officers of CIT and their ownership of CIT common stock can also be found in CIT’s definitive proxy statement in connection with its 2020 annual meeting of stockholders, as filed with the SEC on April 2, 2020, and other documents subsequently filed by CIT with the SEC. These documents can be obtained free of charge from the sources described above.

First Citizens Contact Information

Barbara Thompson

Director of Corporate Communications and Brand Marketing

(919) 716-2716

barbara.thompson@firstcitizens.com

Tom Heath

Director of Investor Relations

(919) 716-4565

tom.heathIII@firstcitizens.com

CIT Contact Information

Gina Proia

EVP, Chief Marketing and Communications Officer

212-771-6008

gina.proia@cit.com

Barbara Callahan

SVP and Head of Investor Relations

973-740-5058

barbara.callahan@cit.com